UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 15, 2012 (June 15, 2012)

11 GOOD ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54132	26-0299315
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

4450 Belden Village Street N.W., Suite 800 Canton, OH		44718
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(303) 492-3835

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

11 Good Energy, Inc. announced today that it has extended the expiration date for an additional one year of all outstanding Warrants which were originally scheduled to expire on June 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

11 GOOD ENERGY, INC.
a Delaware corporation

June 15, 2012	By:	/s/ Gary R. Smith
Gary R. Smith, Chief Operating Officer